UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2024

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Compass Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-39696	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 601

Boston, Massachusetts 02135

(Address of Principal Executive Offices) (Zip Code)

(617) 500-8099

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Barry Shin as Chief Financial Officer

     On December 10, 2024, Compass Therapeutics, Inc. (the “Company”) announced the decision of the Company’s Board of Directors (the “Board”) to appoint Barry Shin, J.D., M.B.A. age 53, as the Company’s Chief Financial Officer (“CFO”) and principal financial officer effective December 9, 2024. Mr. Shin replaces Thomas Schuetz, Chief Executive Officer of the Company, as principal financial officer.

     Prior to joining the Company, Mr. Shin served as Executive Vice President, Chief Operating Officer & Chief Financial Officer at Trevena, Inc. (OTC: TRVN). He was promoted to that role in February 2024 after serving as Senior Vice President and Chief Financial Officer from June 2019 until February 2024. Previously, Mr. Shin was a Managing Director in the Healthcare Investment Banking Groups at Mizuho Securities and Guggenheim Securities. He also served in positions of increasing responsibility within the Healthcare Investment Banking Group of Piper Sandler after beginning his career advising healthcare and technology companies in financing and M&A transactions as a corporate attorney. Mr. Shin received a B.Sc. and joint J.D./M.B.A. from the University of Toronto.

     In connection with Mr. Shin’s appointment as Chief Financial Officer of the Company, Mr. Shin entered into an Employment Agreement with the Company, dated December 9, 2024 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Shin will receive an annual base salary of $475,000 and be eligible for an annual target bonus of 45% of his base salary. In addition, he will receive a one-time, sign-on bonus of $50,000, subject to certain continuing service requirements. Mr. Shin also received an award of stock options for 400,000 shares of common stock with an exercise price equal to the Company’s closing price on the Nasdaq Global Market on the December 9, 2024 date of grant of $1.65 per share and Restricted Stock Units (“RSUs”) with respect to 400,000 shares of common stock. The options and RSUs granted to Mr. Shin vest as follows: (i) with respect to the options, 25% will vest one year from the grant date and the remainder monthly over the 36 months following that date; and (ii) with respect to the RSUs, 25% will vest annually over four years on each anniversary of the date of grant, in each case subject to Mr. Shin’s continued employment. Mr. Shin is also eligible to participate in the Company’s employee benefit plans available to its employees, subject to the terms of those plans.

      Under the Employment Agreement, if Mr. Shin’s employment is terminated by the Company other than for “Cause” (as defined in the Employment Agreement) or if Mr. Shin terminates his employment for “Good Reason” (as defined in the Employment Agreement), and if the termination does not occur during the 12 months following a Change in Control, Mr. Shin will receive the following severance benefits: (a) 9 months of continued base salary payments; and (b) up to 9 months of Company-reimbursed Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums. In addition, if the Company terminates Mr. Shin other than for Cause or if Mr. Shin terminates his employment for Good Reason during the 12-month period following a Change in Control (as defined in the Employment Agreement), then Mr. Shin will, instead of the severance benefits described above, receive the following severance benefits: (i) a lump sum payment equal to (x) 12 months of continued base salary payments and target bonus for such period, (y) unpaid annual bonus for the prior year if termination occurs in the first calendar quarter of the year plus (z) target bonus prorated for the amount of time employed for the year in which termination occurs; (ii) up to 12 months of Company-reimbursed COBRA premiums; and (iii) vesting of all outstanding and unvested time-based stock-based awards then held by Mr. Shin will accelerate in full. Mr. Shin’s right to receive these severance benefits is subject to his providing a release of claims in favor of the Company.

     The foregoing descriptions of the material terms of the Employment Agreement is a summary and is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein in its entirety.

     There are no other arrangements or understandings between Mr. Shin and any other person pursuant to which he was appointed to the positions described in this Current Report on Form 8-K, there are no family relationships between Mr. Shin and any director or officer of the Company, and Mr. Shin is not a party to any transaction that requires disclosure under Item 404(a) of Regulation S-K.

     The Company will enter into an indemnification agreement with Mr. Shin in connection with his employment, which will be in substantially the same form as that entered into with the other executive officers of the Company.

Appointment of Neil Lerner as Principal Accounting Officer

      Simultaneous to the appointment of Mr. Shin, on December 9, 2024, the Board appointed Neil Lerner, CPA, age 57, the Company’s current Vice President of Finance, as the Company’s principal accounting officer. Mr. Lerner replaces Mr. Schuetz as principal accounting officer. Mr. Lerner has served as the Company’s Vice President of Finance since November of 2020. Prior to joining the Company, Mr. Lerner was the Vice President of Finance and Primary Financial Officer at Psychemedics Corporation (NASDAQ: PMD) from October 2010 to November 2020. He previously held various financial leadership roles at Johnson & Johnson (NYSE: JNJ), Beacon Roofing Supply, Inc. and Mastec, Inc. Mr. Lerner is a CPA and holds a Master’s Degree in International Management from the University of Denver and a B.S. in Accounting from the University of Colorado.

     There are no other arrangements or understandings between Mr. Lerner and any other person pursuant to which he was appointed principal accounting officer, there are no family relationships between Mr. Lerner  and any director or officer of the Company, and Mr. Lerner is not a party to any transaction that requires disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

      On December 10, 2024, the Company issued a press release announcing the appointment of Mr. Shin as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated December 9, 2024, by and between Compass Therapeutics, Inc. and Barry Shin
99.1	Press Release dated December 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Therapeutics, Inc.

Date: December 10, 2024	By:	/s/ Thomas Schuetz
Thomas Schuetz
President and Chief Executive Officer